UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CuRRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2018

SMART GLOBAL HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-38102	98-1013909
(State of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

c/o Maples Corporate Services Limited P.O. Box 309 Ugland House Grand Cayman (Address of principal executive offices)		KY1 -1104 Cayman Islands (Zip Code)

Registrant’s telephone number, including area code: (510) 623-1231

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 8, 2018, SMART Global Holdings, Inc., a Cayman Islands corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Glacier Acquisition Sub, Inc., a Delaware corporation and a wholly-owned indirect subsidiary of the Company (“Merger Sub”), Penguin Computing, Inc., a California corporation (“Penguin”) and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the representative of the holders of the securities of Penguin. Pursuant to the Merger Agreement, on June 8, 2018, Merger Sub was merged with and into Penguin, with Penguin surviving as a wholly-owned indirect subsidiary of the Company (the “Merger”).

The aggregate consideration payable by the Company for the Merger is up to $85 million, which includes up to $25.0 million of potential cash earn-out payments based on Penguin’s achievement of specified gross profit levels through December 31, 2018, pursuant to the provisions of the Merger Agreement. The Company paid $60 million at closing (subject to certain adjustments as provided in the Merger Agreement), which included the assumption by the Company of Penguin’s outstanding indebtedness.

At the closing of the Merger, the Company deposited $6.0 million of the purchase price into escrow as security for Penguin’s indemnification obligations during the escrow period of one year. The Company also deposited $2.0 million of the purchase price into escrow as security for customary post-closing adjustments to the purchase price.

The Merger Agreement contains customary representations and warranties of the Company and Penguin. The parties have agreed to indemnify each other for certain breaches of representations, warranties and covenants.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.01 and is incorporated herein by reference. The Merger Agreement has been included as an exhibit hereto solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business, or operational information about the Company, Penguin, or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Merger Agreement are made only for purposes of the Merger Agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Penguin, or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement which subsequent information may or may not be fully reflected in public disclosures.

Incremental Facility Amendment

On June 8, 2018, certain wholly-owned subsidiaries of the Company entered into an Incremental Facility Amendment (the “Incremental Facility Amendment”) to that certain Second Amended and Restated Credit Agreement dated as of August 9, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) among SMART Worldwide Holdings, Inc., a Cayman Islands corporation, SMART Modular Technologies (Global) Inc., a Cayman Islands corporation, SMART Modular Technologies, Inc., a California corporation, Barclays Bank PLC, as Administrative Agent and the other lenders party thereto. The Incremental Facility Amendment provides for, among other things, an incremental $60.0 million term loan facility (the “Additional Term B Loan”). On June 8, 2018, the Company borrowed pursuant to the Incremental Facility Amendment $60.0 million in aggregate principal amount of Additional Term B Loan under the Credit Agreement, a portion of which was used to fund the cash purchase price of the Merger. The terms and provisions of the Additional Term B Loan are, in all material respects, substantially consistent with the terms and provisions of the other term loans currently outstanding under the Credit Agreement.

The foregoing description of the Incremental Facility Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Incremental Facility Amendment, which is attached hereto as Exhibit 10.01 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Agreement and Plan of Merger” is incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Incremental Facility Amendment” is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On June 8, 2018, the Company issued a press release announcing the Merger. The press release is attached hereto as Exhibit 99.01 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed with respect to Item 2.01.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed with respect to Item 2.01.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

2.01*	Agreement and Plan of Merger, dated as of June 8, 2018, by and among SMART Global Holdings, Inc., Glacier Acquisition Sub, Inc., Penguin Computing, Inc. and Fortis Advisors LLC

10.01	Incremental Facility Amendment, dated as of June 8, 2018, to the Second Amended and Restated Credit Agreement, dated as of August 9, 2017 (as amended, supplemented or otherwise modified from time to time) among SMART Worldwide Holdings, Inc., SMART Modular Technologies (Global), Inc., SMART Modular Technologies, Inc., Barclays Bank PLC, as Administrative Agent and the other Lenders party thereto

99.01	Press Release issued by SMART Global Holdings, Inc. on June 11, 2018.

_______________

* Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the Merger Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART Global Holdings, Inc.

Date: June 11, 2018	By:	/s/ Bruce Goldberg
Bruce Goldberg
Vice President, Chief Legal Officer and Chief Compliance Officer

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